Exhibit 5.1

March 4, 2019

Cimarex Energy Co.

1700 Lincoln Street, Suite 3700

Denver, Colorado 80203

Re:                             Cimarex Energy Co.
Registration Statement on Form S-3

Ladies and Gentlemen:

I am the Senior Vice President—General Counsel of Cimarex Energy Co., a Delaware corporation (the “Company”), and have acted in my capacity as General Counsel in connection with the registration, pursuant to a registration statement on Form S-3 (the “Registration Statement”), filed with the Securities and Exchange Commission (the “Commission”) under the Securities Act of 1933, as amended (the “Act”), relating to the offering and sale from time to time, as set forth in the Registration Statement, the form of prospectus contained therein (the “Prospectus”), and one or more supplements to the Prospectus (each, a “Prospectus Supplement”), of an indeterminate aggregate amount of securities (the “Securities”) consisting of (a) shares of the Company’s common stock, par value $0.01 per share (the “Common Stock”), (b) shares of the Company’s preferred stock, par value $0.01 per share (the “Preferred Stock”), (c) the Company’s rights to purchase Common Stock or Preferred Stock or any combination thereof (the “Rights”), (d) the Company’s debt securities, in one or more series (the “Debt Securities”), (e) the Company’s depositary shares representing fractional shares of Preferred Stock (the “Depositary Shares”), (f) the Company’s warrants to purchase Common Stock, Preferred Stock, Depositary Shares or Debt Securities (the “Warrants”), and (g) the Company’s stock purchase contracts to purchase Common Stock, Preferred Stock or Depositary Shares (the “Stock Purchase Contracts”), or any combination of the foregoing, each on the terms to be determined at the time of each offering.  This opinion is being furnished in accordance with the requirements of Item 601(b)(5) of Regulation S-K under the Act.

I have examined originals or certified copies of (i) the Indenture (the “Indenture”), dated as of April 10, 2017 filed as Exhibit 4.8 to the Registration Statement by and between the Company and U.S. Bank National Association, as trustee (the “Trustee”), the form and terms of any series of Debt Securities issued under the Indenture to be established by and set forth in an officers’ certificate or supplemental indenture to the Indenture, and (ii) such corporate records of the Company and other certificates and documents of officials of the Company, public officials and others as I have deemed appropriate for purposes of this letter. I have assumed the genuineness of all signatures, the authenticity of all documents submitted to me as originals, and the conformity to authentic original documents of all copies submitted to me as conformed and certified or reproduced copies.  As to various questions of fact relevant to this letter, I have relied, without independent investigation, upon certificates of public officials and certificates of officers of the Company, all of which I assume to be true, correct and complete.

Based upon the foregoing and subject to the assumptions, exceptions, qualifications and limitations set forth hereinafter, I am of the opinion that:

1.                                      With respect to Securities constituting Common Stock, when (i) the Company has taken all necessary corporate action to authorize and approve the issuance of such Common Stock, the terms of the offering thereof and related matters, and (ii) such Common Stock has been duly issued and delivered, with certificates representing such Common Stock having been duly executed, countersigned, registered and delivered or, if uncertificated, valid book-entry notations for the issuance thereof in uncertificated form having been duly made in the share register of the Company, in accordance with the terms of any applicable definitive purchase, underwriting or similar agreement or, if such Common Stock is issuable pursuant to Rights, the applicable Rights Agreement (defined below) therefor, or, if such Common Stock is issuable upon exchange or conversion of Securities constituting Debt Securities or Preferred Stock, the Indenture and applicable officers’ certificate or supplemental indenture therefor or applicable certificate of designations therefor or, if such Common Stock is issuable upon exercise of Securities constituting Warrants, the applicable Warrant Agreement (defined below) therefor, or, if such Common Stock is issuable pursuant to Stock Purchase Contracts, the applicable Stock Purchase Contract Agreement (defined below) therefor, in each case, against payment (or delivery) of the consideration therefor provided for therein, such Common Stock (including any Common Stock duly issued (a) pursuant to any Securities constituting Rights providing for the purchase of Common Stock, (b) upon exchange or conversion of any Securities constituting Debt Securities or Preferred Stock that are exchangeable for or convertible into Common Stock, (c) upon exercise of any Securities constituting Warrants that are exercisable for Common Stock or (d) pursuant to any Securities constituting Stock Purchase Contracts providing for the purchase of Common Stock), will have been duly authorized and validly issued and will be fully paid and non-assessable.

2.                                      With respect to Securities constituting Preferred Stock, when (i) the Company has taken all necessary action to authorize and approve the issuance of such Preferred Stock, the terms of the offering thereof and related matters, (ii) the Board of Directors of the Company or a duly authorized committee thereof (the “Board”) has taken all necessary corporate action to designate and establish the terms of such Preferred Stock and has caused a certificate of designations with respect to such Preferred Stock to be prepared and filed with the Secretary of State of the State of Delaware, and (iii) such Preferred Stock has been duly issued and delivered, with certificates representing such Preferred Stock having been duly executed, countersigned, registered and delivered, or if uncertificated, valid book-entry notations for the issuance thereof in uncertificated form having been duly made in the share register of the Company, in accordance with the terms of any applicable definitive purchase, underwriting or similar agreement or, if such Preferred Stock is issuable pursuant to Rights, the applicable Rights Agreement therefor or, if such Preferred Stock is issuable upon exchange or conversion of Securities constituting Debt Securities, the Indenture and applicable officers’ certificate or supplemental indenture therefor or, if such Preferred Stock is issuable upon exercise of Securities constituting Warrants, the applicable Warrant Agreement therefor or, if such Preferred Stock is issuable pursuant to Stock Purchase Contracts, the applicable Stock Purchase Contract Agreement therefor, in each case, against payment (or delivery) of the consideration therefor provided for therein, such Preferred Stock (including any Preferred Stock duly issued (a) pursuant to any Securities constituting Rights providing for the purchase of Preferred Stock, (b) upon exchange or conversion of any Securities constituting Debt Securities that are exchangeable for or convertible into Preferred Stock, (c) upon exercise of any Securities constituting Warrants that are exercisable for Preferred Stock or (d) pursuant to any Securities constituting Stock Purchase Contracts providing for the purchase of Preferred Stock) will have been duly authorized and validly issued and will be fully paid and non-assessable.

3.                                      With respect to Securities constituting Rights, when (i) the Company has taken all necessary corporate action to authorize and approve the issuance of such Rights, the terms of the offering thereof and related matters and (ii) such Rights have been duly executed, countersigned, issued and delivered in accordance with the applicable Rights Agreement and such authorization and approval relating to such Rights and the terms of any applicable definitive purchase, underwriting, or similar agreement against payment (or delivery) of the consideration therefor provided for therein, such Rights will have been duly authorized and validly issued.

4.                                      With respect to Securities constituting Debt Securities, when (i) the Company has taken all necessary action to establish the form and terms of such Debt Securities and to authorize and approve the issuance of such Debt Securities, the terms of the offering thereof and related matters, (ii) the applicable officers’ certificate or supplemental indenture to the Indenture relating to such Debt Securities has been duly authorized, executed and delivered by the parties thereto with the terms of such Debt Securities having been set forth in the Indenture or such an officers’ certificate or supplemental indenture delivered pursuant thereto, (iii) the Trustee under the Indenture has been duly qualified under the Trust Indenture Act of 1939, as amended (the “TIA”), and (iv) such Debt Securities have been duly executed, authenticated, issued and delivered in accordance with the terms of the Indenture and officers’ certificate or supplemental indenture relating to such Debt Securities and any applicable definitive purchase, underwriting or similar agreement or, if such Debt Securities are issuable upon exchange or conversion of Securities constituting Preferred Stock, the certificate of designations therefor, or if such Debt Securities are issuable upon exercise of Securities constituting Warrants, the applicable Warrant Agreement therefor, in each case, against payment (or delivery) of the consideration therefor provided for therein, then such Debt Securities (x) will have been duly authorized by all necessary corporate action on the part of the Company and (y) will be valid and binding obligations of the Company enforceable against the Company in accordance with their terms.

5.                                      With respect to Securities constituting Depositary Shares, when (i) the Company has taken all necessary action to authorize and approve the issuance of such Depositary Shares, the terms of the offering thereof and related matters, (ii) the action with respect to the Preferred Stock underlying such Depositary Shares referred to in paragraph 2 above has been taken and such Preferred Stock has been duly deposited with the Depositary (defined below) under the applicable Depositary Agreement (defined below), and (iii) such Depositary Shares have been issued and delivered, with Depositary Receipts (defined below) representing such Depositary Shares having been duly executed, countersigned, registered and delivered in accordance with the terms of the applicable Depositary Agreement and any applicable definitive purchase, underwriting or similar agreement or, if such Depositary Shares are issuable upon exercise of Securities constituting Warrants, the applicable Warrant Agreement therefor, or if such Depositary Shares are issuable pursuant to Stock Purchase Contracts, the applicable Stock Purchase Contract Agreement therefor, against payment (or delivery) of the consideration therefor provided for therein, such Depositary Shares (including any Depositary Shares duly issued (a) upon exercise of any Securities constituting Warrants that are exercisable for Depositary Shares or (b) pursuant to any Securities constituting Stock Purchase Contracts providing for the purchase of Depositary Shares) will have been duly authorized and validly issued.

6.                                      With respect to Securities constituting Warrants, when (i) the Company has taken all necessary action to authorize and approve the issuance of such Warrants, the terms of the offering thereof and related matters and (ii) such Warrants have been duly executed, countersigned, issued and delivered in accordance with the terms of the applicable Warrant Agreement and such authorization and approval relating to such Warrants and the terms of any applicable definitive purchase, underwriting or similar agreement, against payment (or delivery) of the consideration therefor provided for therein, such Warrants will have been duly authorized by all necessary corporate action on the part of the Company and will be valid and binding obligations of the Company.

7.                                      With respect to Securities constituting Stock Purchase Contracts, when (i) the Company has taken all necessary action to authorize and approve the issuance of such Stock Purchase Contracts, the terms of the offering thereof and related matters and (ii) such Stock Purchase Contracts have been duly executed, countersigned, issued and delivered in accordance with the terms of the applicable Stock Purchase Contract Agreement and such authorization and approval relating to such Stock Purchase Contracts and any applicable definitive purchase, underwriting or similar agreement, against payment (or delivery) of the consideration therefor provided for therein, such Stock Purchase Contracts will have been duly authorized by all necessary corporate action on the part of the Company and will be valid and binding obligations of the Company.

The opinions and other matters in this letter are qualified in their entirety and subject to the following:

A.                                    I have assumed that, in the case of each offering and sale of Securities, (i) the Registration Statement, and any amendments thereto (including post-effective amendments), will have become effective under the Act and, if such Securities constitute Debt Securities, the Indenture will have been qualified under the TIA and such effectiveness or qualification shall not have been terminated or rescinded; (ii) a Prospectus Supplement will have been prepared and filed with the Commission describing such Securities; (iii) such Securities will have been issued and sold in compliance with applicable United States federal and state securities Laws (defined below) and pursuant to and in the manner stated in the Registration Statement and the applicable Prospectus Supplement; (iv) unless such Securities constitute (a) Common Stock or Debt Securities issuable upon exchange or conversion of Securities constituting Preferred Stock, (b) Common Stock or Preferred Stock issuable pursuant to Securities constituting Rights, (c) Common Stock or Preferred Stock issuable upon exchange or conversion of Securities constituting Debt Securities, (d) Common Stock, Preferred Stock, Debt Securities or Depositary Shares issuable upon exercise of Securities constituting Warrants, or (e) Common Stock, Preferred Stock or Depositary Shares issuable upon purchase pursuant to Securities constituting Stock Purchase Contracts, a definitive purchase, underwriting or similar agreement with respect to the issuance and sale of such Securities will have been duly authorized, executed and delivered by the Company and any other issuer thereof and the other parties thereto; (v) at the time of the issuance of such Securities, the Company (a) will continue to be validly existing and continue to be duly qualified and in good standing under the laws of its jurisdiction of incorporation and (b) will continue to have the necessary corporate power and due authorization; (vi) at the time of the issuance of such Securities, the certificate of incorporation and bylaws of the Company will continue to be in full force and effect and will not have been amended, restated, supplemented or otherwise altered, and there will have been no authorization of any such amendment, restatement, supplement or other alteration, since the date hereof; (vii) the terms of such Securities and of their issuance and sale will have been established in conformity with and so as not to violate, or result in a default under or breach of, the certificate of incorporation and bylaws of the Company and the terms of such Securities and of their issuance and sale will have been established in conformity with and so as not to violate, or result in a default under or breach of any applicable law, regulation or administrative order or any agreement or instrument binding upon the Company and so as to comply with any requirement or restriction imposed by any court or governmental or regulatory body (including any securities exchange on which the Company’s securities are listed for trading) having jurisdiction over the Company and, if such Securities constitute Rights, in conformity with the applicable Rights Agreement therefor and the applicable authorization and approval of the Company related to such Rights and, if such Securities constitute Debt Securities, in conformity with the Indenture and applicable supplemental indenture or officers’ certificate therefor and the applicable authorization and approval of the Company relating to such Debt Securities and, if such Securities constitute Warrants, in conformity with the applicable Warrant Agreement therefor and the applicable authorization and approval of the Company relating to such Warrants and, if such

Securities constitute Stock Purchase Contracts, in conformity with the applicable Stock Purchase Contract Agreement and the applicable authorization and approval of the Company relating to such Stock Purchase Contracts; (viii) if such Securities constitute Common Stock, Preferred Stock or Depositary Shares in respect of underlying Preferred Stock, (a) sufficient shares of Common Stock or Preferred Stock, as applicable, will be authorized for issuance under the certificate of incorporation of the Company that have not otherwise been issued or reserved for issuance and (b) the consideration for the issuance and sale of such Common Stock, Preferred Stock or Depositary Shares established by the Board and provided for in the applicable definitive purchase, underwriting or similar agreement (or, if (A) such Common Stock is issuable upon exchange or conversion of Securities constituting Preferred Stock, the certificate of designations therefor; (B) such Common Stock or Preferred Stock is issuable pursuant to Securities constituting Rights, the applicable Rights Agreement therefor; (C) such Common Stock or Preferred Stock is issuable upon exchange or conversion of Securities constituting Debt Securities, the Indenture and applicable officers’ certificate or supplemental indenture therefor; (D) such Common Stock or Preferred Stock is issuable upon exercise of Securities constituting Warrants, the applicable Warrant Agreement therefor; or (E) such Common Stock or Preferred Stock is issuable upon purchase pursuant to Securities constituting Stock Purchase Contracts, the applicable Stock Purchase Contract Agreement therefor) will not be less than the par value of such Common Stock, such Preferred Stock or the Preferred Stock underlying such Depositary Shares, as applicable; (ix) if (a) such Securities constitute Common Stock or Debt Securities issuable upon exchange or conversion of Securities constituting Preferred Stock, the action with respect to such Preferred Stock referred to in paragraph 2 above will have been taken, (b) such Securities constitute Common Stock or Preferred Stock issuable pursuant to Securities constituting Rights, the action with respect to such Rights referred to in paragraph 3 above will have been taken, (c) such Securities constitute Common Stock or Preferred Stock issuable upon exchange or conversion of Securities constituting Debt Securities, the action with respect to such Debt Securities referred to in paragraph 4 above will have been taken, (d) such Securities constitute Common Stock, Preferred Stock, Debt Securities or Depositary Shares issuable upon exercise of Securities constituting Warrants, the action with respect to such Warrants referred to in paragraph 6 above will have been taken or (e) such Securities constitute Common Stock, Preferred Stock or Depositary Shares issuable under Securities constituting Stock Purchase Contracts, the action with respect to such Stock Purchase Contracts referred to in paragraph 7 above will have been taken; (x) if (a) such Securities constitute Rights providing for the purchase of Securities constituting Common Stock or Preferred Stock, the Company will have taken all necessary action to authorize and approve the issuance of such Common Stock or Preferred Stock, as applicable, upon the exercise of such Rights (including, in the case of Preferred Stock, the preparation and filing of a certificate of designations with respect to such Preferred Stock with the Secretary of State of the State of Delaware), the terms of such issuance and related matters and to reserve such Common Stock or Preferred Stock for issuance upon such issuance, (b) such Securities constitute (or constitute Depositary Shares in respect of underlying) Preferred Stock that is exchangeable for or convertible into Securities constituting Common Stock or Debt Securities, the Company will have taken all necessary action to authorize and approve the issuance of such Common Stock or Debt Securities upon exchange or conversion of such Preferred Stock, the terms of such exchange or conversion and related matters and, in the case of Common Stock, to reserve such Common Stock for issuance upon such exchange or conversion, (c) such Securities constitute Debt Securities that are exchangeable for or convertible into Securities constituting Common Stock or Preferred Stock, the Company will have then taken all necessary action to authorize and approve the issuance of such Common Stock or Preferred Stock upon exchange or conversion of such Debt Securities (including, in the case of Preferred Stock, the preparation and filing of a certificate of designations with respect to such Preferred Stock with the Secretary of State of the State of Delaware), the terms of such exchange or conversion and related matters and to reserve such Common Stock or Preferred Stock for issuance upon such exchange or conversion, (d) such Securities constitute Warrants that are exercisable for Securities constituting Common Stock, Preferred Stock, Depositary Shares or Debt Securities, the Company will have taken all necessary action to authorize and approve the issuance of such Common Stock, Preferred Stock, Depositary Shares or Debt Securities upon the exercise of such Warrants (including, in the case of Preferred Stock, the filing of a certificate of designations respecting such Preferred Stock with the Secretary of State of the State of Delaware), the terms of such exercise and related matters and, in the case of Common Stock or Preferred Stock, to reserve such Common Stock or Preferred Stock for issuance upon such exercise or (e) such Securities constitute Stock Purchase Contracts providing for the purchase of Securities constituting Common Stock, Preferred Stock or Depositary Shares, the Company will have taken all necessary action to authorize and approve the issuance of such Common Stock, Preferred Stock or Depositary Shares upon purchase thereof pursuant to such Stock Purchase Contracts (including, in the case of Preferred Stock, the filing of a certificate of designations respecting such Preferred Stock with the Secretary of State of the State of Delaware), the terms of such purchase and related matters and to reserve such Common Stock or Preferred Stock for issuance upon such purchase; (xi) if such Securities constitute Warrants, a warrant agreement (the “Warrant Agreement”) relating to such Warrants and not including any provision that is unenforceable against the Company will have been duly authorized, executed and delivered by the Company and, in each case, a bank or trust company, as warrant agent, to be selected by the Company; (xii) if such Securities constitute (or constitute Warrants exercisable into or constitute Stock Purchase Contracts providing for the purchase of) Depositary Shares, a depositary agreement (the “Depositary Agreement”) relating to such Depositary Shares and the related depositary receipts evidencing such Depositary Shares (“Depositary Receipts”) and not including any provision that is unenforceable against the Company will have been duly authorized, executed and delivered by the Company and a bank or trust company, as depositary (the “Depositary”), to be selected by the Company; (xiii) if such Securities constitute Debt Securities, the officers’ certificate or supplemental indenture to the Indenture establishing any terms different from those in the Indenture shall not include any provision that is unenforceable against the Company; (xiv) if such Securities constitute Stock Purchase Contracts, a stock purchase contract agreement (the

“Stock Purchase Contract Agreement” and, with the Indenture, Rights Agreement, Warrant Agreement and Depositary Agreement, each, an “Instrument”) relating to such Stock Purchase Contracts and not including any provision that is unenforceable against the Company will have been duly authorized, executed and delivered by the Company and any other party thereto; (xv) if such Securities constitute Rights, Debt Securities, Depositary Shares, Warrants or Stock Purchase Contracts, the applicable Instrument and, if such Securities constitute Warrants exercisable into Depositary Shares or Debt Securities, the Depositary Agreement or Indenture related to such Depositary Shares or Debt Securities, respectively, and, if such Securities constitute Stock Purchase Contracts providing for the purchase of Depositary Shares, the applicable Depositary Agreement or, if such Securities constitute Preferred Stock exercisable for or convertible into Debt Securities, the Indenture related to such Debt Securities, in each case, will constitute the valid and binding obligation of each party thereto other than the Company, enforceable against such party in accordance with its terms.

B.                                    With respect to any Rights, I have assumed that, at the time of issuance of any Rights, (a) the Board, after fully informing itself with respect to such Rights and a rights agreement (the “Rights Agreement”) relating to such Rights and after giving due consideration to all relevant matters, will have determined that the execution and delivery of such Rights Agreement and the issuance of such Rights thereunder would be in the best interests of the Company and its stockholders; and (b) such Rights Agreement will have been duly authorized, executed and delivered by the parties thereto and constitute the legal, valid and binding obligation of each party thereto, enforceable against such party in accordance with its terms.  I note that the questions whether, after the issuance of any Rights, the Board might be required at some future time to redeem such Rights, or to determine that such Rights should only be exchangeable without cash payment, will depend upon the facts and circumstances existing at that time and, accordingly, are beyond the scope of this opinion.

C.                                    I am qualified to practice law in the State of Colorado, and I express no opinion as to the laws of any jurisdiction other than any published constitutions, treaties, laws, rules or regulations or judicial or administrative decisions (“Laws”) of (i) the federal Laws of the United States, (ii) the General Corporation Law of the State of Delaware and (iii) with respect to the opinion in paragraph 4 as to the Debt Securities and the Indenture, the Laws of the State of New York.  With respect to the opinion in paragraph 4 as to the Debt Securities and the Indenture, I have relied on the opinion of Akin Gump Strauss Hauer & Feld LLP attached hereto as Exhibit A, special New York counsel, as to the Laws of the State of New York. The description of the opinion provided by Akin Gump Strauss Hauer & Feld LLP is qualified in its entirety by reference to the specific opinion, which is attached hereto as Exhibit A.

D.                                    The matters expressed in this letter are subject to and qualified and limited by (i) applicable bankruptcy, insolvency, fraudulent transfer and conveyance, reorganization, moratorium and similar laws affecting creditors’ rights and remedies generally; (ii) general principles of equity, including without limitation, concepts of materiality, reasonableness, good faith and fair dealing and the possible unavailability of specific performance or injunctive relief (regardless of whether considered in a proceeding in equity or at law); and (iii) securities Laws and public policy underlying such Laws with respect to rights to indemnification and contribution.

I hereby consent to the filing of this opinion as an exhibit to the Registration Statement and to the use of my name in the Prospectus under the caption “Legal Matters.” In giving this consent, I do not thereby admit that I am within the category of persons whose consent is required under Section 7 of the Act and the rules and regulations thereunder.

Very truly yours,

/s/ Francis B. Barron

Francis B. Barron
Senior Vice President—General Counsel

Exhibit A

March 4, 2019

Cimarex Energy Co.

1700 Lincoln Street, Suite 3700

Denver, Colorado 80203

Re:                             Cimarex Energy Co.
Registration Statement on Form S-3

Ladies and Gentlemen:

We have acted as special counsel to Cimarex Energy Co., a Delaware corporation (the “Company”), in connection with the registration, pursuant to the registration statement on Form S-3 (the “Registration Statement”) filed with the Securities and Exchange Commission (the “Commission”) under the Securities Act of 1933, as amended (the “Act”), relating to the offering and sale from time to time, as set forth in the Registration Statement, the form of prospectus contained therein (the “Prospectus”), and one or more supplements to the Prospectus (each, a “Prospectus Supplement”), of an indeterminate aggregate amount of securities (the “Securities”) consisting of (a) shares of the Company’s common stock, par value $0.01 per share (the “Common Stock”), (b) shares of the Company’s preferred stock, par value $0.01 per share (the “Preferred Stock”), (c) the Company’s rights to purchase Common Stock or Preferred Stock or any combination thereof (the “Rights”), (d) the Company’s debt securities, in one or more series (the “Debt Securities”), (e) the Company’s depositary shares representing fractional shares of Preferred Stock (the “Depositary Shares”), (f) the Company’s warrants to purchase Common Stock, Preferred Stock, Depositary Shares or Debt Securities (the “Warrants”), and (g) the Company’s stock purchase contracts to purchase Common Stock, Preferred Stock or Depositary Shares (the “Stock Purchase Contracts”), or any combination of the foregoing, each on the terms to be determined at the time of each offering.  This opinion is being furnished at the request of the Company in accordance with the requirements of Item 601(b)(5) of Regulation S-K under the Act.

We have examined originals or certified copies of (i) the Indenture (the “Indenture”), dated as of April 10, 2017 filed as Exhibit 4.8 to the Registration Statement by and between the Company and U.S. Bank National Association, as trustee (the “Trustee”), the form and terms of any series of Debt Securities issued under the Indenture to be established by and set forth in an officers’ certificate or supplemental indenture to the Indenture, and (ii) such corporate records of the Company and other certificates and documents of officials of the Company, public officials and others as we have deemed appropriate for purposes of this letter. We have assumed the genuineness of all signatures, the authenticity of all documents submitted to us as originals and the conformity to authentic original documents of all copies submitted to us as conformed and certified or reproduced copies. As to various questions of fact relevant to this letter, we have relied, without independent investigation, upon certificates of public officials and certificates of officers of the Company, all of which we assume to be true, correct and complete.

Based upon the foregoing and subject to the assumptions, exceptions, qualifications and limitations set forth hereinafter, we are of the opinion that, with respect to Securities constituting Debt Securities, when (i) the Company has taken all necessary action to establish the form and terms of such Debt Securities and to authorize and approve the issuance of such Debt Securities, the terms of the offering thereof and related matters, (ii) the applicable officers’ certificate or supplemental indenture to the Indenture relating to such Debt Securities has been duly authorized, executed and delivered by the parties thereto with the terms of such Debt Securities having been set forth in the Indenture or such an officers’ certificate or supplemental indenture delivered pursuant thereto, (iii) the Trustee under the Indenture has been duly qualified under the Trust Indenture Act of 1939, as amended (the “TIA”), (iv) such Debt Securities have been duly executed, authenticated, issued and delivered in accordance with the terms of the Indenture and officers’ certificate or supplemental indenture relating to such Debt Securities and any applicable definitive purchase, underwriting or similar agreement or, if such Debt Securities are issuable upon exchange or conversion of Securities constituting Preferred Stock, the certificate of designations therefor, or if such Debt Securities are issuable upon exercise of Securities constituting Warrants, the applicable Warrant Agreement (hereinafter defined) therefor, in each case, against payment (or delivery) of the consideration therefor provided for therein, and (v) such Debt Securities (including any Debt Securities duly issued upon (a) exchange or conversion of Securities constituting any Preferred Stock that are exchangeable for or convertible into Debt Securities, or (b) exercise of Securities constituting any Warrants that are exercisable for Debt Securities) have been duly authorized by all necessary corporate action on the part of the Company, then such Debt Securities (including any Debt Securities duly issued upon (a) exchange or conversion of Securities constituting any Preferred Stock that are exchangeable for or convertible into Debt Securities or (b) exercise of Securities constituting any Warrants that are exercisable for Debt Securities) will be valid and binding obligations of the Company, enforceable against the Company in accordance with their terms.

The opinions and other matters in this letter are qualified in their entirety and subject to the following:

A.                                    We have assumed that, in the case of each offering and sale of Securities that constitute Debt Securities, (i) the Registration Statement, and any amendments thereto (including post-effective amendments), will have become effective under the Act and the Indenture will have been qualified under the TIA and such effectiveness or qualification shall not have been terminated or rescinded; (ii) a Prospectus Supplement will have been prepared and filed with the Commission describing such Debt Securities; (iii) such Debt Securities will have been issued and sold in compliance with applicable United States federal and state securities Laws (hereinafter defined) and pursuant to and in the manner stated in the Registration Statement and the applicable Prospectus Supplement; (iv) unless such Debt Securities are issuable (a) upon exchange or conversion of Securities constituting Preferred Stock or (b) upon exercise of Securities constituting Warrants, a definitive

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purchase, underwriting or similar agreement with respect to the issuance and sale of such Securities will have been duly authorized, executed and delivered by the Company and the other parties thereto; (v) at the time of the issuance of such Debt Securities, the Company (a) will validly exist and be duly qualified and in good standing under the laws of its jurisdiction of incorporation and (b) will have the necessary corporate power and due authorization; (vi) at the time of the issuance of such Debt Securities, the certificate of incorporation and bylaws of the Company will continue to be in full force and effect and will not have been amended, restated, supplemented or otherwise altered, and there will have been no authorization of any such amendment, restatement, supplement or other alteration, since the date hereof; (vii) the terms of such Debt Securities and of their issuance and sale will have been established in conformity with and so as not to violate, or result in a default under or breach of, the certificate of incorporation and bylaws of the Company and any applicable law or any agreement or instrument binding upon the Company and the terms of such Debt Securities and of their issuance and sale will have been established in conformity with and so as not to violate, or result in a default under or breach of any applicable law, regulation or administrative order or any agreement or instrument binding upon the Company and so as to comply with any requirement or restriction imposed by any court or governmental or regulatory body (including any securities exchange on which the Company’s securities are listed for trading) having jurisdiction over the Company and in conformity with the Indenture and applicable supplemental indenture or officers’ certificate therefor and the applicable authorization and approval of the Company relating to such Debt Securities; (viii) if such Debt Securities are issuable (a) upon exchange or conversion of Securities constituting Preferred Stock, (A) the Company will have taken all necessary action to authorize and approve the issuance of such Preferred Stock, the terms of offering thereof and related matters, (B) the Board of Directors of the Company or a duly authorized committee thereof (the “Company Board”) will have taken all necessary corporate action to designate and establish the terms of such Preferred Stock and have caused a certificate of designations with respect to such Preferred Stock to be prepared and filed with the Secretary of State of the State of Delaware, and (C) such Preferred Stock will have been duly issued and delivered, with certificates representing such Preferred Stock having been duly executed, countersigned, registered and delivered or, if uncertificated, valid book-entry notations for the issuance thereof in uncertificated form having been duly made in the share register of the Company, in accordance with the terms of the applicable definitive purchase, underwriting or similar agreement or, if such Preferred Stock is issuable upon exchange or conversion of Securities constituting Debt Securities, the Indenture and applicable officers’ certificate or supplemental indenture therefor, or if such Preferred Stock is issuable upon exercise of Securities constituting Warrants, the applicable Warrant Agreement therefor, or if such Preferred Stock is issuable pursuant to Securities constituting Rights or Stock Purchase Contracts to purchase Preferred Stock, the applicable rights agreement or stock purchase contract agreement relating thereto, against payment (or delivery) of the consideration therefor provided for therein, or (b) upon exercise of Securities constituting Warrants, (A) the Company will have taken all necessary action to authorize and approve the issuance of such Warrants, the terms of the

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offering thereof and related matters, (B) such Warrants will have been duly executed, countersigned, issued and delivered in accordance with the terms of the applicable Warrant Agreement and the applicable resolution of the Company Board relating to such Warrants and the applicable definitive purchase, underwriting or similar agreement, against payment (or delivery) of the consideration therefor provided for therein, and (C) a warrant agreement (the “Warrant Agreement”) relating to such Warrants and not including any provision that is unenforceable against the Company will have been duly authorized, executed and delivered by the Company and a bank or trust company to be selected by the Company, as warrant agent; (ix) if such Debt Securities are exchangeable for or convertible into Securities constituting Common Stock or Preferred Stock, the Company will have then taken all necessary action to authorize and approve the issuance of such Common Stock or Preferred Stock upon exchange or conversion of such Debt Securities (including, in the case of Preferred Stock, the preparation and filing of a certificate of designations with respect to such Preferred Stock with the Secretary of State of the State of Delaware), the terms of such exchange or conversion and related matters and to reserve such Common Stock or Preferred Stock for issuance upon such exchange or conversion; (x) the officers’ certificate or supplemental indenture to the Indenture establishing any terms of such Debt Securities different from those in the Indenture shall not include any provision that is unenforceable against the Company; and (xi) the Indenture will constitute the legal, valid and binding obligation of each party thereto other than the Company, enforceable against such party in accordance with its terms.

B.                                    We express no opinion as to the laws of any jurisdiction other than any published constitutions, treaties, laws, rules or regulations or judicial or administrative decisions (“Laws”) of the State of New York.

C.                                    The matters expressed in this letter are subject to and qualified and limited by (i) applicable bankruptcy, insolvency, fraudulent transfer and conveyance, reorganization, moratorium and similar laws affecting creditors’ rights and remedies generally; (ii) general principles of equity, including without limitation, concepts of materiality, reasonableness, good faith and fair dealing and the possible unavailability of specific performance or injunctive relief (regardless of whether considered in a proceeding in equity or at law); and (iii) securities Laws and public policy underlying such Laws with respect to rights to indemnification and contribution. This opinion may be relied upon by Francis B. Barron in connection with the opinion he is delivering to the Company to be filed as an exhibit to the Registration Statement. We hereby consent to the filing of this opinion as an exhibit to the Registration Statement and to the use of our name in the Prospectus under the caption “Legal Matters.” In giving this consent, we do not thereby admit that we are within the category of persons whose consent is required under Section 7 of the Act and the rules and regulations thereunder.

Very truly yours,

/s/ Akin Gump Strauss Hauer & Feld LLP

AKIN GUMP STRAUSS HAUER & FELD LLP

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